Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Air Products and Chemicals, Inc. (the “Company”) on Form 10-Q for the period ending 31 March 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Seifi Ghasemi, Chairman, President and Chief Executive Officer of the Company, and M. Scott Crocco, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 30 April 2015	/s/ Seifi Ghasemi
Seifi Ghasemi
Chairman, President and Chief Executive Officer

/s/ M. Scott Crocco
M. Scott Crocco
Chief Financial Officer